Exhibit 10.16

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (“this Agreement”) dated as of August 31, 2016 is made by FRANKLY INC., a British Columbia corporation (the “Pledgor”), in favor of RAYCOM MEDIA, INC., a Delaware corporation (the “Lender”).

recitals

A.       Pursuant to that certain Credit Agreement dated August 31, 2016 between the Pledgor and the Lender (the “Credit Agreement”), the Lender has agreed to provide certain loan facilities to the Pledgor (the “Loans”).

B.       In order to secure the Borrower’s Obligations to the Lender under the Credit Agreement, Pledgor will pledge the Collateral (as hereinafter defined), all as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Lender to extend credit to the Pledgor, the Pledgor hereby agrees as follows:

1.       Pledge and Grant of Security Interest. The Pledgor hereby pledges, assigns and delivers to the Lender, and grants to the Lender a Lien upon and security interest in, all of the Pledgor’s right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising (collectively, the “Collateral”):

(i)       all of the issued and outstanding shares, interests or other equivalents of capital stock of each Person that is a direct Subsidiary of the Pledgor as of the date hereof or that becomes a direct Subsidiary of the Pledgor at any time after the date hereof, at any time now or hereafter owned by the Pledgor, whether voting or non-voting and whether common or preferred; all partnership, joint venture, limited liability company, trust or other equity interests in each Person not a corporation that is a direct Subsidiary of the Pledgor as of the date hereof or that becomes a direct Subsidiary of the Pledgor at any time after the date hereof, at any time now or hereafter owned by the Pledgor; all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 7), including, without limitation, all rights of the Pledgor to receive amounts due and to become due under or in respect of any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement, trust agreement or other agreement creating, governing or evidencing any such capital stock or equity interests and to which the Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time (collectively, “Ownership Agreements”) or upon the termination thereof; all rights of access to the books and records of any such Subsidiary; and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, the Pledgor’s right to vote and to manage and administer the business of any such Subsidiary pursuant to any applicable Ownership Agreement; together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising (collectively, the “Pledged Interests”); and

(ii)       any and all proceeds (as defined in the Uniform Commercial Code) of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (y) all payments under any insurance (whether or not the Lender is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, “Proceeds”). For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

2.       Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Borrower’s Obligations under the Credit Agreement and the other Loan Documents, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Pledgor under the Credit Agreement or any other Loan Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Pledgor seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and (i) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (ii) all fees, costs and expenses payable by the Pledgor under Section 11, whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (the liabilities and obligations of the Pledgor described in this Section 2, collectively, the “Secured Obligations”).

3.       Representations and Warranties. The Pledgor represents and warrants as follows:

(a)       As of the date hereof, the Pledged Interests required to be pledged hereunder by the Pledgor consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other Pledged Interests (in the case of issuers other than corporations) as described in Annex A. All of the Pledged Interests have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Pledged Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer. As to each issuer thereof, the Pledged Interests pledged hereunder constitute 100% of the outstanding capital stock of or other equity interests in such issuer.

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(b)       The Pledgor owns all Pledged Interests purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Lender, pursuant to this Agreement. As of the date hereof and after giving effect to the consummation of the transactions contemplated by the Credit Agreement, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office (except for filings with respect to which termination statements and other necessary releases have been delivered to the Lender for filing), and the Pledgor has not filed or consented to the filing of any such statement or notice, except Uniform Commercial Code financing statements naming the Lender as secured party.

(c)       This Agreement, together with (i) in the case of uncertificated Pledged Interests, (x) the filing of a duly completed Uniform Commercial Code financing statement naming the Pledgor as debtor, the Lender as secured party, and describing such Collateral, in the jurisdiction in which the Pledgor is incorporated or organized (which jurisdiction, together with the location of the Pledgor’s chief executive office, is set forth beneath the Pledgor’s name on Annex B hereto), and (y) registration of transfer thereof to the Lender on the issuer’s books or the execution by the issuer of a control agreement in the form sent forth on Exhibit B satisfying the requirements of Section 8-106 (or its successor provision) of the Uniform Commercial Code, and (ii) the delivery to the Lender of all certificates and instruments included in the Collateral (and assuming continued possession thereof by the Lender), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Lender to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein except for the security interest created by this Agreement, and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest except for continuation statements required under the Uniform Commercial Code.

(d)       No authorization, consent or approval of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance by the Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Lender provided for herein, or the exercise by the Lender of its rights and remedies hereunder, except for (i) the Uniform Commercial Code filings with respect to any Pledged Interests in any partnership or limited liability company, as described in Section 13(c), and (ii) such filings and approvals as may be required in connection with a disposition of any of the Pledged Interests by laws affecting the offering and sale of securities generally.

4.       Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated instruments of transfer or assignment duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Lender, and in each case such other instruments or documents as the Lender may reasonably request.

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5.       Certain Covenants.

(a)       If the Pledgor shall, at any time and from time to time after the date hereof, acquire any additional capital stock or other Pledged Interests in any Person of the types described in the definition of the term “Pledged Interests,” the same shall be automatically deemed to be Pledged Interests hereunder, and to be pledged to the Lender pursuant to Section 1 and the Pledgor will forthwith pledge and deposit the same with the Lender and deliver to the Lender any certificates therefor, together with undated instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Lender, together with such other certificates and instruments as the Lender may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Lender a fully completed and duly executed amendment to this Agreement in the form of Exhibit A (each, a “Pledge Amendment”) in respect thereof. The Pledgor hereby authorizes the Lender to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of the Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Lender in such Collateral or otherwise adversely affect the rights and remedies of the Lender hereunder with respect thereto. Further, the Pledgor will not (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Annex B, or (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Annex B (whether by merger or otherwise), unless in each case the Pledgor has (1) given twenty (20) days’ prior written notice to the Lender of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Lender may reasonably request, and (2) delivered to the Lender ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be reasonably required by the Lender, all in form and substance reasonably satisfactory to the Lender, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Lender (including, at the request of the Lender, delivery of opinions of counsel reasonably satisfactory to the Lender to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3(c).

(b)       If any Pledged Interests (whether now owned or hereafter acquired) included in the Collateral are “uncertificated securities” within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, the Pledgor will promptly notify the Lender thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than a Subsidiary of the Pledgor) use commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Lender to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary to perfect the security interest of the Lender therein.

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(c)       The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Lender hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Lender).

(d)       The Pledgor will cause the Pledged Interests in each issuer pledged hereunder to constitute at all times 100% of the capital stock or other Pledged Interests in such issuer, such that the issuer shall be a direct or indirect wholly owned Subsidiary of the Pledgor and unless the Lender shall have given its prior written consent, the Pledgor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Pledged Interests of any nature to any Person other than the Pledgor, or cause, permit or consent to the admission of any other Person as a stockholder, partner or member of any such issuer.

(e)       The Pledgor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all other Persons.

6.       Voting Rights. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Pledged Interests (subject to its obligations under Section 5(a) and for that purpose the Lender will execute and deliver or cause to be executed and delivered to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request in writing to enable the Pledgor to exercise such voting and other consensual rights; provided, however, that the Pledgor will not cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Loan Document or have the effect of materially and adversely impairing the position or interests of the Lender.

7.       Dividends and Other Distributions. So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Interests may be paid to and retained by the Pledgor; provided, however, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Lender and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). The Lender shall also be entitled at all times (whether or not during the continuance of an Event of Default) to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or payable in cash or other property in respect of any Pledged Interests in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of the applicable issuer to the extent representing (in the reasonable judgment of the Lender) an extraordinary, liquidating or other distribution in return of capital, (ii) all additional Pledged Interests or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement, all additional Pledged Interests or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization. All interest, income, dividends, distributions or other amounts that are received by the Pledgor in violation of the provisions of this Section shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section shall be retained by the Lender in a Collateral Account (as hereinafter defined) upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9. The Lender shall, within five Business Days after all Events of Default have been cured or waived, repay to the Pledgor all cash interest, income, dividends, distributions and other amounts that the Pledgor would otherwise be permitted to retain pursuant to the provisions of this Section and that remain in such Collateral Account.

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8.       Remedies. If an Event of Default shall have occurred and be continuing, the Lender shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Loan Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which the Pledgor agrees to be commercially reasonable:

(a)       To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to the Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

(b)       To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Interests (whether or not transferred into the name of the Lender), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by the Pledgor or the Lender of any right, privilege or option pertaining to such Pledged Interests), and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine, and give all consents, waivers and ratifications in respect of the Pledged Interests, all without liability except to account for any property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes the Pledgor will promptly execute and deliver or cause to be executed and delivered to the Lender, upon request, all such proxies and other instruments as the Lender may reasonably request to enable the Lender to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, THE PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE LENDER AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF THE PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED INTERESTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and

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(c)       To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Pledged Interests may be listed, at public or private sale, at any of the Lender’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lender may deem satisfactory. If any of the Collateral is sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Lender may resell such Collateral. In no event shall the Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Lender. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor, and the Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Lender to marshal any assets in favor of the Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by the Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Lender shall give the Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is commercially reasonable. The Lender shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Lender may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

9.       Application of Proceeds.

(a)       All Proceeds collected by the Lender upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Lender hereunder, shall be applied in accordance with the provisions of the Credit Agreement.

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(b)       In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal or such other rate as shall be fixed by applicable law, together with the costs of collection and all other fees, costs and expenses payable hereunder.

(c)       Upon any sale of any Collateral hereunder by the Lender (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication thereof.

(d)       Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right to cause to be established and maintained, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Lender shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Lender. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right to apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in the Credit Agreement.

10.       Registration; Private Sales.

(a)       If, at any time after the occurrence and during the continuance of an Event of Default, the Pledgor shall have received from the Lender a written request or requests that the Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Interests, the Pledgor will, as soon as practicable and at its expense, use its best efforts to cause such registration to be effected and be kept effective and will use its best efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Interests, including, without limitation, registration under the Securities Act of 1933, as amended (the “Securities Act”), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other applicable requirements of Governmental Authorities; provided, that the Lender shall furnish to the Pledgor such information regarding the Lender as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Lender to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Lender such number of prospectuses, offering circulars or other documents incident thereto as the Lender from time to time may reasonably request, and will indemnify the Lender and all others participating in the distribution of such Pledged Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Lender expressly for use therein.

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(b)       The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws as in effect from time to time, the Lender may be compelled, with respect to any sale of all or any part of the Pledged Interests conducted without registration or qualification under the Securities Act and such state securities laws, to limit purchasers to any one or more Persons who will represent and agree, among other things, to acquire such Pledged Interests for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Lender may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms that might be less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such sale shall not be deemed not to have been made in a commercially reasonable manner solely because it was conducted as a private sale, and agrees that the Lender shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. The Pledgor hereby waives any claims against the Lender or any other Lender arising by reason of the fact that the price at which any Pledged Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lender accepts the first offer received and does not offer such Pledged Interests to more than one offeree.

(c)       The Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor.

11.       Indemnity and Expenses. The Pledgor agrees:

(a)       To indemnify and hold harmless the Lender and each of its directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

(b)       To pay and reimburse the Lender upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that the Lender may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder, under any of the other Loan Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, and the termination of this Agreement or any other Loan Document.

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12.       Standard of Care. The Lender will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Lender as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Loan Documents, are only those expressly set forth in this Agreement and the other Loan Documents. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Lender, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The Lender shall not be liable to the Pledgor (i) for any loss or damage sustained by the Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Lender of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Lender, except to the extent that the same is caused by its own gross negligence or willful misconduct.

13.       Further Assurances; Attorney-in-Fact.

(a)       The Pledgor agrees that it will join with the Lender to execute and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents and instruments in such offices as the Lender may reasonably deem necessary or appropriate, and wherever required or permitted by law, in order to perfect and preserve the Lender’s security interest in the Collateral, and hereby authorizes the Lender to file financing statements and amendments thereto relating to all or any part of the Collateral where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Lender such additional conveyances, assignments, agreements and instruments as the Lender may reasonably require to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Lender its rights, powers and remedies hereunder.

(b)       The Pledgor hereby irrevocably appoints the Lender its lawful attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Lender or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Lender’s discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i) below, which may be taken by the Lender without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Lender may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation;

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(i)       to sign the name of the Pledgor on any notice or other similar document that, in the Lender’s opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement;

(ii)       to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(iii)       to receive, endorse and collect any checks, drafts, instruments, chattel paper and other orders for the payment of money made payable to the Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

(iv)       to file any claims or take any action or institute any proceedings that the Lender may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

(v)       to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Lender were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Lender’s option and the Pledgor’s expense, all other acts and things deemed necessary by the Lender to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

(c)       If the Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Lender (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Lender may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgor under Section 11.

14.       The Pledgor Remains Liable. Notwithstanding anything herein to the contrary, (i) the Pledgor shall remain liable under all Ownership Agreements to which it is a party to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights or remedies hereunder shall not release the Pledgor from any of its obligations under any of such Ownership Agreements, and (iii) except as specifically provided for hereinbelow, the Lender shall not have any obligation or liability by reason of this Agreement under any of such Ownership Agreements, nor shall the Lender be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Lender or any purchaser at a foreclosure sale under this Agreement to assume any of the Pledgor’s obligations, duties or liabilities under any Ownership Agreement, including, without limitation, the Pledgor’s obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company or other issuer (collectively, the “Equity Owner Obligations”), unless the Lender or such other purchaser otherwise agrees in writing to assume any or all of such Equity Owner Obligations. In the event of foreclosure by the Lender hereunder, then except as provided in the preceding sentence, the Pledgor shall remain bound and obligated to perform its Equity Owner Obligations and the Lender shall not be deemed to have assumed any Equity Owner Obligations. In the event the Lender or any purchaser at a foreclosure sale elects to become a substitute partner or member in place of the Pledgor, the party making such election shall adopt in writing such Ownership Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, the Pledgor hereby irrevocably consents in advance to the admission of the Lender or any such purchaser as a substitute partner or member to the extent of the Pledged Interests acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be necessary or as may be reasonably requested in connection therewith. The powers, rights and remedies conferred on the Lender hereunder are solely to protect its interest and privilege in such Ownership Agreements, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

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15.       Waivers. The Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Lender’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Lender, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Lender to marshal any Collateral or other assets in favor of the Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

16.       No Waiver. The rights and remedies of the Lender expressly set forth in this Agreement and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Lender or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Loan Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

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17.       [Intentionally deleted].

18.       Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by the Pledgor from, any provision of this Agreement, shall be effective unless in a writing signed by the Lender, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

19.       Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements (as hereinafter defined), (ii) be binding upon and enforceable against the Pledgor and its successors and assigns (provided, however, that the Pledgor may not sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lender) and (iii) inure to the benefit of and be enforceable by the Lender and its successors and assigns. Upon any sale or other disposition by the Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Loan Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall automatically terminate; and in connection with any such release or termination, the Lender, at the request and expense of the Pledgor, will execute and deliver to the Pledgor such documents and instruments evidencing such release or termination as the Pledgor may reasonably request and will assign, transfer and deliver to the Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Lender (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledge Amendment. For purposes of this Agreement, “Termination Requirements” shall mean the payment in full in cash of the Secured Obligations (other than contingent and indemnification obligations not then due and payable).

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20.       Consent to Jurisdiction; Service of Process. The Pledgor hereby submits to the jurisdiction of any state or federal court sitting in Montgomery County, Alabama, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document (an “Agreement Action”) and agrees that all claims and disputes in respect of such action or proceeding may be heard and determined in such Alabama state court or, to the extent permitted by applicable law, in such federal court. The Pledgor hereby waives, and hereby acknowledges that it is estopped from raising, to the extent permitted by applicable law, the claims, objections or defenses of lack of personal jurisdiction, improper venue or inconvenient forum to the maintenance of such action or proceeding. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law, and further agrees not to institute any action or proceeding against the Lender or any director, employee, agent or property of the Lender, concerning any matter arising out of or relating to any Loan Document or the financing contemplated therein, in any court other than one located in Montgomery County, Alabama. The Pledgor further consents to the service of process on the Pledgor in any Agreement Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, to the Pledgor at the Pledgor’s address designated in or pursuant to Section 22, and agrees that service in such manner shall in every respect be effective and binding on the Pledgor to the same extent as though served on the Pledgor in person by a person duly authorized to serve such process. THE PLEDGOR AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE “FAIR WARNING” TO THE PLEDGOR THAT THE EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY SUBMIT THE PLEDGOR TO THE JURISDICTION OF EACH STATE OR FEDERAL COURT SITTING IN MONTGOMERY COUNTY, ALABAMA, WITH RESPECT TO ANY AGREEMENT ACTION, AND THAT IT IS FORESEEABLE BY THE PLEDGOR THAT THE PLEDGOR MAY BE SUBJECTED TO THE JURISDICTION OF SUCH COURTS AND MAY BE SUED IN THE STATE OF ALABAMA IN ANY AGREEMENT ACTION. Each agreement or waiver of the Pledgor in this Section is irrevocable and is made voluntarily and knowingly. Nothing in this Section shall affect or impair the right of the Lender to serve legal process in any manner permitted by law or to enforce its rights and remedies against the Pledgor or its property in any other court of competent jurisdiction.

21.       Other Terms. All terms in this Agreement that are not capitalized shall, unless the context otherwise requires, have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein. As used in this Agreement, “Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of Alabama; provided that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Alabama, then as to the validity or perfection, as the case may be, of such security interest, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction.

22.       Notices. All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement.

23.       Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Alabama (without regard to the conflicts of law provisions thereof).

24.       Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

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25.       Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

26.       Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.

FRANKLY INC.

By:	/s/ Steve Chung
Name:	Steven Chung
Title:	Chief Executive Officer

RAYCOM MEDIA, INC., as Lender

By:	/s/ Warren Spector
Name:	Warren Spector
Title:	Chief Financial Officer

[Signature Page to Pledge Agreement]

ANNEX A

PLEDGED INTERESTS

Pledgor	Name of Issuer	Type of Interests	Certificate Number (if applicable	No. of Shares/ Units (if applicable)	Percentage of Outstanding interests in Issuer

Frankly Inc.	Frankly Media LLC	Units	N/A	99,352,941 (common units) Class A Preferred (11,188,316) Class B Preferred (12,984,743)	100%

Frankly Inc.	Frankly Co.	Common Stock	N/A	100	100%

ANNEX B

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

Frankly Inc.

Jurisdiction of incorporation/organization: British Columbia

Chief executive office: 333 Bryant Street, Suite 240, San Francisco, CA 94107

Filing location: Ontario, Canada and British Columbia, Canada

EXHIBIT A

PLEDGE AMENDMENT

THIS PLEDGE AMENDMENT, dated as of ________________, ______, is delivered by FRANKLY INC., a British Columbia corporation (the “Pledgor”), pursuant to Section 5 of the Pledge Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of August ___, 2016, made by the Pledgor in favor of Raycom Media, Inc. (as amended, modified, restated or supplemented from time to time, the “Pledge Agreement,” capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on Annex A to this Pledge Amendment shall be deemed to be part of the Pledged Interests within the meaning of the Pledge Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Pledge Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Pledge Agreement and made a part thereof.

FRANKLY INC.

By:

Title:

Annex A

Pledged Interests

Name of Issuer	Type of Interests	Certificate Number	No. of shares (if applicable)	Percentage of Outstanding Interests in Issuer

EXHIBIT B

Control Agreement

This CONTROL AGREEMENT (“this Agreement”), dated as of ________, 20___, is made among FRANKLY INC., a British Columbia corporation (the “Pledgor”), RAYCOM MEDIA, INC., a Delaware corporation (the “Lender”), and ____________________, a ____________ limited liability company (the “LLC”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of Alabama.

WHEREAS, Pledgor has entered into that certain Credit Agreement dated as of August ____, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Lender;

WHEREAS, the Pledgor is the registered holder of 100% of the equity interest of the LLC (the “Securities”);

WHEREAS, pursuant to the Pledge Agreement, dated as of August ___, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and among the Pledgor and the Lender, the Pledgor has granted a continuing Lien on and security interest (the “Security Interest”) in, to and under the Securities, whether now existing or hereafter arising or acquired; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement;

WHEREAS, it is a condition precedent to the making and maintaining of the Loans by the Lender under the Credit Agreement that the parties hereto execute and deliver this Agreement in order to perfect the Security Interest in the Securities.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       The LLC confirms that:

(a)       The LLC is the issuer of the Securities and the Pledgor is registered on the books and records of the LLC as the registered holder of the Securities.

(b)       The Security Interest in the Securities is registered on the books and records of the LLC.

(c)       The Securities are fully-paid and nonassessable.

2.       The Pledgor hereby irrevocably agrees that, for so long as this Agreement remains in effect, the Lender shall have exclusive “control” (within the meaning of Section 8-106 of the UCC) of the Securities. In furtherance of such agreement, the Pledgor hereby irrevocably authorizes and directs the LLC, and the LLC hereby agrees:

(a)       To comply with any and all “instructions” (as defined in Section 8-102 of the UCC) originated by the Lender relating to any or all of the Securities without further consent by the Pledgor or any other Person.

(b)       Subject to the provisions of Section 3 hereof, (i) not to comply with any instructions relating to any or all of the Securities originated by any Person other than the Lender or a court of competent jurisdiction and (ii) to distribute as instructed by the Lender dividends, interest and other distributions from time to time paid or made upon or with respect to the Securities. In the event of any conflict between any instruction originated by the Lender and any instruction originated by any other Person, the LLC shall comply only with the instruction originated by the Lender.

3.       In addition to, and not in lieu of, the obligation of the LLC to honor instructions as agreed in Section 2 hereof, the LLC and the Lender hereby agree as follows:

(a)       Subject to the rights of the Pledgor described herein, the LLC agrees that, from and after the date hereof, the Securities shall be under the exclusive dominion and control of the Lender.

(b)       So long as the LLC has not received a written notice from the Lender that it is exercising exclusive control over the Securities (a “Notice of Exclusive Control”), the LLC may comply with instructions of the Pledgor concerning the Securities. After the LLC receives a Notice of Exclusive Control from the Lender, the LLC will not accept any instructions concerning the Securities from any Person other than the Lender, unless otherwise ordered by a court of competent jurisdiction.

(c)       The LLC shall deliver to the Lender all non-cash dividends, interest and other non-cash distributions paid or made upon or with respect to the Securities. After the LLC receives a Notice of Exclusive Control from the Lender, the LLC shall deliver to the Lender all dividends, interest and other distributions paid or made upon or with respect to the Securities.

(d)       Until the LLC receives a Notice of Exclusive Control, the Pledgor shall be entitled to direct the LLC with respect to voting the Securities.

(e)       Complete copies of all notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the LLC in respect of the Securities will also be sent simultaneously to the Lender.

(f)       All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Pledgor.

4.       This Agreement shall not subject the LLC to any obligation or liability except as expressly set forth herein and in Article 8 of the UCC. In particular, the LLC need not investigate whether the Lender is entitled under the Pledge Agreement or otherwise to give an instruction or Notice of Exclusive Control.

5.       The LLC hereby represents, warrants and covenants with the Lender that:

(a)       This Agreement has been duly authorized, executed and delivered by the LLC and constitutes a legal, valid and binding obligation of the LLC enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(b)       The LLC has not entered into, and until termination of this Agreement will not enter into, any agreement with any other Person relating to the Securities pursuant to which it has agreed, or will agree, to comply with “instructions” (as defined in Section 8-102 of the UCC) of such Person. The LLC has not entered into any other agreement with the Pledgor or the Lender purporting to limit or condition the obligation of the LLC to comply with instructions as agreed in Section 2 hereof.

(c)       Except for the claims and interests of the Lender and the Pledgor in the Securities, the LLC does not know of any claim to, or interest in, the Securities. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the LLC will promptly notify the Lender and the Pledgor thereof.

(d)       There is no agreement (except this Agreement) between the LLC and the Pledgor with respect to the Securities. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

(e)       The granting by the Pledgor of the Security Interest in the Securities to the Lender does not violate the charter, by-laws, partnership agreement, operating agreement or any other agreement governing the LLC or the Securities.

6.       The LLC waives any security interest, Lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The LLC’s obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any Person other than the Lender.

7.       This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

8.       Each notice, request or other communication to a party under this Agreement shall be in writing, will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

9.       No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

10.       The rights and powers granted herein to the Lender (a) have been granted in order to perfect the Security Interest in the Securities, (b) are powers coupled with an interest and (c) will not be affected by any bankruptcy of the Pledgor or any lapse in time. The obligations of the LLC hereunder shall continue in effect until the Lender has notified the LLC in writing that the Security Interest in the Securities has been terminated pursuant to the Pledge Agreement.

11.       This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama.

12.       If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

13.       This Agreement may be executed in counterparts.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FRANKLY INC.

By:
Name:
Title:
Address:

[NAME OF LLC]

By:
Name:
Title:
Address:

RAYCOM MEDIA, INC., as Lender

By:
Name:
Title:
Address: